Dreyfus
Short-Intermediate
Government
Fund
Annual Report


November 30, 1996

Dreyfus Short-Intermediate Government Fund
------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

        We are pleased to provide you with this report on Dreyfus
Short-Intermediate Government Fund. For its annual reporting period ended November 30, 1996, your Fund produced a total return of 5.08% per share.* Income dividends of approximately $.652 per share were paid, which is equivalent to an annualized distribution rate per share of 5.95%.**

THE ECONOMY
   For much of 1996, investors were fearful that inflation would begin to accelerate. Rising commodity prices and tightening labor markets were the catalysts that would lead to increasing inflation. The tightening labor market was of particular concern earlier in the year because of the robust rate of new job growth at that time. More specifically, the March non-farm payroll release showing an increase of 705,000 was the first sign. In fact, that increase also began the bear market for bonds that lasted until approximately mid July. However, during the summer, the pace of job creation slowed, reducing the likelihood that the tightening employment market would lead to inflation-inducing wage increases. About 150,000 jobs per month over the past three months have been added to the employment rolls compared to an average rate of over 250,000 during the spring and early summer months. The unemployment rate has declined all year (the rate is now at 5.2%, near a seven-year low), yet wage increases have remained under control. The Employment Cost Index, a broad measure of wage and benefit growth, has risen a modest 2.8% over the past year, about the same as the year before when the Index increased 2.7%. During the summer the economy's growth rate also slowed by more than half of its 4.7% growth rate in the second quarter.
   Many investors believe that inflation will remain subdued. Commodity prices have retreated from their highs. The Consumer Price Index continues to show an inflation level at an annual rate of 3%, while the Producer Price Index shows scant evidence of price pressures in the production pipeline. The Federal Reserve Board (the "Fed") has held short-term interest rates steady since January, when it reduced its Federal Funds target rate to 5.25% from 5.5%. (The Federal Funds rate is the rate that banks charge each other for overnight loans.) However, the market, specifically shorter maturities, continues to price with the anticipation of tightening by the Fed. In fact, future rates across most of the developed countries are anticipating the next interest rate move to be a tightening one.
   With both low unemployment and low inflation, measures of consumer confidence remain high. The Index of Leading Economic Indicators, an index compiled by the Conference Board (a private economic research group), has reached record high levels. Retail sales are beginning to show signs of moderate expansion after having slowed over the summer, when consumers paid off more credit card debt than they borrowed. On the production side of the economy, output from the nation's factories has slowed somewhat from its pace earlier in the year. With a capacity utilization rate of under 83.3% as of November 30, 1996, there appears to be little indication of any production bottlenecks that could lead to shortages and higher prices.

MARKET ENVIRONMENT
   As we mentioned, the market continues to price with anticipation of higher interest rates. This can be seen by the spread between two-year Treasury notes versus the Federal Funds rate. The two-year note retains a 50+ basis-point spread to Fed Funds. Mr. Greenspan recently spoke about what he believed to be speculative bubbles, in an apparent attempt to have the market address them. He has also been helped by foreign demand for Treasuries. As long as foreigners continue to buy Treasuries in record amounts, the Fed can keep policy tight. If the supply/demand ratio were to change, with foreigners buying less, the Fed might have to counteract that. Or at least consider that event in their policy decisions.

   This type of rational uncertainty could cause the front end of the Treasury curve (higher demand for shorter maturities) to perform better relative to longer maturities. The biggest surprise to the market, global and domestic, is that world growth does not pick up. Currently the Organization for Economic Cooperation & Development is forecasting rate rises in a number of countries. As we mentioned before, this outlook can be seen in the forward rate markets. The Fed (as well as other central banks whose forward markets are pricing with the prospect of higher interest rates) could surprise everyone and do nothing.

THE PORTFOLIO
   The portfolio has been positioned with a more positive outlook for interest rates at the beginning of 1997. The maturity anticipated by January 1, 1997 will be approximately three years, which would be an increase from November and December of 1996. The Fund has decreased its U.S. Government Agency exposure. As in the past, when they become too tight in spread to Treasuries the liquidity premium is too small to warrant owning them.
   The Fund will also be increasing its holdings of current issue Treasuries. Currently, the Fund will try to hold 5% of assets in current issues (recently auctioned). Going forward we anticipate an increase to between 10% and 15%. This will allow the Fund to adjust itself more quickly because it will be readily able to sell the most liquid Treasuries. In essence, the Fund will become more nimble in preparation for global events that could impact the market.

                                           Very truly yours,



                                           Gerald E. Thunelius
                                           Portfolio Manager
December 20, 1996
New York, N.Y.

 *Total return includes reinvestment of dividends and any capital gains paid. **Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the net asset value per share at the end of the period.

DREYFUS SHORT-INTERMEDIATE GOVERNMENT FUND                     NOVEMBER 30, 1996
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS
SHORT-INTERMEDIATE GOVERNMENT FUND AND THE MERRILL LYNCH GOVERNMENTS, U.S. TREASURY, SHORT-TERM (1-2.99 YEARS) INDEX
[Exhibit A:
$20,044
Dreyfus
Short-Intermediate
Government Fund
Dollars
$19,755
Merrill Lynch
Governments,
U.S. Treasury, Short-Term
(1-2.99 Years) Index*
*Source: Merrill Lynch, Pierce, Fenner and Smith Inc.]

Average Annual Total Returns
                        One Year Ended               Five Years Ended          From Inception (4/6/87)
                      November 30, 1996             November 30, 1996            to November 30, 1996
                     ______________________         ______________________    _________________________
                            5.08%                         6.47%                         7.47%

Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Dreyfus Short-Intermediate Government Fund on 4/6/87 (Inception Date) to a $10,000 investment made in the Merrill Lynch Governments, U.S. Treasury, Short-Term (1-2.99 Years) Index on that date. All dividends and capital gain distributions are reinvested.
The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements in respect of such securities. The maximum remaining maturity of any instrument in the Fund's portfolio will not exceed three and one-half years. The Fund's performance shown in the line graph takes into account fees and expenses. Unlike the Fund, the Merrill Lynch Governments, U.S. Treasury, Short-Term (1-2.99 Years) Index is an unmanaged performance benchmark for Treasury securities with maturities of 1-2.99 years; issues in the Index must have par amounts outstanding greater than or equal to $25 million. The Index does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Dreyfus Short-Intermediate Government Fund
------------------------------------------------------------------------------
Statement of Investments                                                                        November 30, 1996
                                                                                  Principal
Bonds and Notes--98.7%                                                              Amount              Value
-----------------------------------------------------------------------------    -----------       --------------
U.S. Government Agencies--10.6%

Federal Home Loan Mortgage,
   Deb.:
     8.20%, 1/16/1998........................................................   $ 20,000,000       $ 20,066,812
     5.18%, 11/18/1998.......................................................     20,000,000         19,761,460
   Global Notes,
     6.07%, 11/20/1998.......................................................     10,000,000          9,996,270
Federal National Mortgage Association,
   Deb.,
     8.65%, 2/10/1998........................................................     10,000,000         10,348,130
                                                                                                   ------------
                                                                                                     60,172,672
                                                                                                   ------------
U.S. Treasury Notes--79.3%
   6 1/4%, 6/30/1998.........................................................      6,000,000          6,065,614
   6%, 9/30/1998.............................................................    155,000,000        156,142,707
   5 7/8%, 11/15/1999........................................................    105,000,000        105,504,714
   7 3/4%, 1/31/2000.........................................................     23,000,000         24,336,997
   7 1/8%, 2/29/2000.........................................................     31,000,000         32,271,102
   6 7/8%, 3/31/2000.........................................................     98,000,000        101,355,177
   6 3/4%, 4/30/2000.........................................................     25,000,000         25,783,622
                                                                                                   ------------
                                                                                                    451,459,933
                                                                                                   ------------
U.S. Treasury Principal Strips--8.8%
   Zero Coupon,  2/15/2000...................................................     50,000,000         41,735,885
   Zero Coupon,  5/15/2000...................................................     10,000,000          8,226,989
                                                                                                   ------------
                                                                                                     49,962,874
                                                                                                   ------------
TOTAL BONDS AND NOTES
   (cost $559,148,636).......................................................                      $561,595,479
                                                                                                   ------------
                                                                                                   ------------
Short-Term Investments--2.4%
-----------------------------------------------------------------------------
Repurchase Agreements;
Aubrey G. Lanston & Co., 5 1/2%
   dated 11/29/1996, due 12/2/1996 in the amount of $13,802,323
   (fully collateralized by $13,615,000 U.S. Treasury Notes,
   6 1/8%, 12/31/1996, value $13,955,375)
   (cost $13,796,000)........................................................   $ 13,796,000       $ 13,796,000
                                                                                                   ------------
                                                                                                   ------------
TOTAL INVESTMENTS
    (cost $572,944,636)......................................................         101.1%       $575,391,479
                                                                                      ------       ------------
                                                                                      ------       ------------
LIABILITIES, LESS CASH AND RECEIVABLES.......................................          (1.1%)      $ (6,072,015)
                                                                                      ------       ------------
                                                                                      ------       ------------
NET ASSETS...................................................................         100.0%       $569,319,464
                                                                                      ------       ------------
                                                                                      ------       ------------


                       See notes to financial statements.

Dreyfus Short-Intermediate Government Fund
------------------------------------------------------------------------------
Statement of Assets and Liabilities                                                       November 30, 1996


                                                                                        Cost            Value
                                                                                    -------------    -------------
ASSETS:                 Investments in securities--See Statement of Investments      $572,944,636     $575,391,479
                        Cash.............................................                                  604,829
                        Receivable for investment securities sold........                               70,507,172
                        Interest receivable..............................                                5,401,865
                        Receivable for shares of Beneficial Interest subscribed                            187,711
                        Prepaid expenses.................................                                  128,476
                                                                                                      -------------
                                                                                                       652,221,532
                                                                                                      -------------


LIABILITIES:            Due to The Dreyfus Corporation and affiliates....                                  281,568
                        Payable for investment securities purchased......                               70,385,594
                        Payable for shares of Beneficial Interest redeemed                              12,137,430
                        Accrued expenses.................................                                   97,476
                                                                                                      -------------
                                                                                                        82,902,068
                                                                                                      -------------


NET ASSETS.....................................................................                       $569,319,464
                                                                                                      =============


REPRESENTED BY:         Paid-in capital..................................                             $599,064,978
                        Accumulated undistributed investment income--net..                                  87,830
                        Accumulated net realized gain (loss) on investments                            (32,280,187)
                        Accumulated net unrealized appreciation (depreciation)
                          on investments--Note 4..........................                               2,446,843
                                                                                                      -------------


NET ASSETS.....................................................................                       $569,319,464
                                                                                                      =============

SHARES OUTSTANDING
(unlimited number of $.001 par value shares of Beneficial Interest authorized).                         51,982,963


NET ASSET VALUE, offering and redemption price per share.......................                             $10.95
                                                                                                            =======




                       See notes to financial statements.

Dreyfus Short-Intermediate Government Fund
------------------------------------------------------------------------------
Statement of Operations                                                                        Year Ended November 30, 1996


INVESTMENT INCOME

INCOME                        Interest Income.................................                                  $38,376,541


EXPENSES:                     Management fee--Note 3(a).........................          $ 2,850,020
                              Shareholder servicing costs--Note 3(b)............            1,139,548
                              Professional fees................................                66,018
                              Trustees' fees and expenses--Note 3(c)...........                56,107
                              Custodian fees--Note 3(b).........................               52,838
                              Prospectus and shareholders' reports.............                37,958
                              Registration fees................................                32,318
                              Miscellaneous....................................                11,068
                                                                                          -----------
                                   Total Expenses..............................                                   4,245,875
                                                                                                                ------------



INVESTMENT INCOME--NET..........................................................                                 34,130,666
                                                                                                                ------------



REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:
                              Net realized gain (loss) on investments:
                                Long transactions..............................           $(1,280,728)
                                Short sale transactions........................                61,067
                                                                                          -----------
                                   Net Realized Gain (Loss)....................                                  (1,219,661)
                              Net unrealized appreciation (depreciation) on investments                          (4,555,506)
                                                                                                                ------------



NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS........................                                   (5,775,167)
                                                                                                                ------------



NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........................                                  $28,355,499
                                                                                                                ============


                       See notes to financial statements.

Dreyfus Short-Intermediate Government Fund
------------------------------------------------------------------------------
Statement of Changes in Net Assets


                                                                                           Year Ended           Year Ended
                                                                                        November 30, 1996    November 30, 1995
                                                                                      --------------------  --------------------
OPERATIONS:
  Investment income--net................................................                   $  34,130,666       $  35,190,729
  Net realized gain (loss) on investments..............................                       (1,219,661)          1,471,596
  Net unrealized appreciation (depreciation) on investments............                       (4,555,506)         21,397,751
                                                                                          --------------      --------------

      Net Increase (Decrease) in Net Assets Resulting from Operations..                       28,355,499          58,060,076
                                                                                          --------------      --------------

DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income--net................................................                     (34,042,836)        (35,190,729)
                                                                                          --------------      --------------

BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from shares sold........................................                      220,320,537         239,557,933
  Dividends reinvested.................................................                       27,170,603          28,338,016
  Cost of shares redeemed..............................................                     (246,164,984)       (213,597,841)
                                                                                          --------------      --------------

      Increase (Decrease) in Net Assets from Beneficial Interest Transactions                  1,326,156          54,298,108
                                                                                          --------------      --------------

        Total Increase (Decrease) in Net Assets........................                       (4,361,181)         77,167,455

NET ASSETS:
  Beginning of Period..................................................                      573,680,645         496,513,190
                                                                                          --------------      --------------
  End of Period........................................................                     $569,319,464        $573,680,645
                                                                                          ==============      ==============

Undistributed investment income--net....................................                   $      87,830            --
                                                                                          --------------      --------------

CAPITAL SHARE TRANSACTIONS:
                                                                                              Shares              Shares
                                                                                          --------------      --------------
  Shares sold..........................................................                       20,156,773          22,083,238
  Shares issued for dividends reinvested...............................                        2,490,316           2,610,421
  Shares redeemed......................................................                      (22,544,889)        (19,779,792)
                                                                                          --------------      --------------
      Net Increase (Decrease) in Shares Outstanding....................                          102,200           4,913,867
                                                                                          ==============      ==============

                       See notes to financial statements.


Dreyfus Short-Intermediate Government Fund
------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                 Year Ended November 30,
                                                            ------------------------------------------------------------------
PER SHARE DATA:                                              1996        1995       1994        1993       1992
                                                            ------      ------     ------      ------     ------
   Net asset value, beginning of period...............      $11.06      $10.57     $11.45      $11.58     $11.71
                                                            ------      ------     ------      ------     ------
   Investment Operations:
   Investment income--net..............................        .65         .73        .76         .78        .82
   Net realized and unrealized gain (loss)
      on investments..................................        (.11)        .49       (.82)        .14        .09
                                                            ------      ------     ------      ------     ------
         Total from Investment Operations.............         .54        1.22       (.06)        .92        .91
                                                            ------      ------     ------      ------     ------
   Distributions:
   Dividends from investment income--net...............       (.65)       (.73)      (.76)       (.78)      (.83)
   Dividends from net realized gain on investments....         --           --       (.06)       (.27)      (.21)
                                                            ------      ------     ------      ------     ------
         Total Distributions..........................        (.65)       (.73)      (.82)      (1.05)     (1.04)
                                                            ------      ------     ------      ------     ------
   Net asset value, end of period.....................      $10.95      $11.06     $10.57      $11.45     $11.58
                                                            ======      ======     ======      ======     ======
TOTAL INVESTMENT RETURN...............................        5.08%      11.91%      (.57%)      8.29%      8.05%

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets............         .74%        .66%       .47%        .40%       .35%
   Ratio of net investment income
      to average net assets...........................        5.99%       6.73%      6.91%       6.75%      7.00%
   Decrease reflected in above expense ratios
      due to undertakings by the Manager..............          --         .09%       .30%        .35%       .42%
   Portfolio Turnover Rate............................      594.44%     387.60%    695.60%     317.00%    225.52%
   Net Assets, end of period (000's Omitted)..........    $569,319    $573,681   $496,513    $551,543   $333,646


                       See notes to financial statements.

Dreyfus Short-Intermediate Government Fund
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:
   Dreyfus Short-Intermediate Government Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. acts as the distributor of the Fund's shares, which are sold to the public without a sales charge.
   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
   (A) PORTFOLIO VALUATION: The Fund's investments (excluding short-term investments and U.S. Government obligations) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Investments in U.S. Government obligations are valued at the mean between quoted bid and asked prices. Short-term investments are carried at amortized cost, which approximates value.
   (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of discount on investments is recognized on the accrual basis.
   The Fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Fund's Manager, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.
   (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
   (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal

Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

    The Fund has an unused capital loss carryover of approximately $32,300,000 available for Federal income tax purposes to be applied against future net securities profit, if any, realized subsequent to November 30, 1996. If not applied, $26,610,000 of the carryover expires in fiscal 2002, $4,470,000 expires in fiscal 2003 and $1,220,000 expires in fiscal 2004.

NOTE 2--Bank Line of Credit:
   The Fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. For the period ended November 30, 1996, the Fund did not borrow under the line of credit.

NOTE 3--Management Fee and Other Transactions With Affiliates:
   (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed 11/2% of the value of the Fund's average net assets, the Fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. The Manager has undertaken through November 30, 1997, to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of .75 of 1% of the value of the Fund's average daily net assets.
There was no reimbursement for the period ended November 30, 1996.
   The undertaking may be extended, modified or terminated by the Manager, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the Agreement.
   (B) Pursuant to the Fund's Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended November 30, 1996, the Fund was charged an aggregate of $673,688 pursuant to the Shareholder Services Plan.
   The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $227,876 for the period ended November 30, 1996.
   Effective May 10, 1996, the Fund entered into a custody agreement with Mellon to provide custodial services for the Fund. For the period ended November 30, 1996, $24,291 was charged by Mellon pursuant to the custody agreement.
   (C) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $4,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:
   (A) The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities, during the period ended November 30, 1996:

                                   PURCHASES                 SALES
                               ----------------        ----------------
Long transactions..........     $3,072,349,650          $3,076,625,341
Short sale transactions....        259,690,388             259,751,455
                                ----------------        ----------------
   Total...................     $3,332,040,038          $3,336,376,796
                                ================        ================

   The Fund is engaged in short-selling which obligates the Fund to replace the security borrowed by purchasing the security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain daily, a segregated account with a broker and custodian, of cash and/or U.S. Government securities sufficient to cover the short position. At November 30, 1996, there were no securities sold short outstanding.
   (B) At November 30, 1996, accumulated net unrealized appreciation on investments was $2,446,843, consisting of $2,703,431 gross unrealized appreciation and $256,588 gross unrealized depreciation.
   At November 30, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus Short-Intermediate Government Fund
------------------------------------------------------------------------------
Report of Ernst & Young LLP, Independent Auditors

Shareholders and Board of Trustees
Dreyfus Short-Intermediate Government Fund

   We have audited the accompanying statement of assets and liabilities of Dreyfus Short-Intermediate Government Fund, including the statement of investments, as of November 30, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination of securities held by the custodian as of November 30, 1996 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Short-Intermediate Government Fund at November 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                               Ernst & Young LLP

New York, New York
January 2, 1997

Dreyfus Short-Intermediate Government Fund
------------------------------------------------------------------------------
Important Tax Information (Unaudited)

   For State individual income tax purposes, the Fund hereby designates 84.08% of the ordinary income dividends paid during its fiscal year ended November 30, 1996 as attributable to interest income from direct obligations of the United States. Such dividends are currently exempt from taxation for individual income tax purposes in most states, including New York, California and the District of Columbia.

Dreyfus Short-Intermediate
Government Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940


Printed in U.S.A.                     542AR9611